SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): January 31, 1997



                         CARRAMERICA REALTY CORPORATION
             (Exact name of registrant as specified in its charter)


     Maryland                            1-11706               52-1796339
 ---------------                       -----------           --------------
(State or Other Jurisdiction           (Commission           (IRS Employer
of Incorporation)                      File Number)          Identification
                                                             Number)


1700 Pennsylvania Avenue, N.W., Washington, D.C.               20006
-----------------------------------------------              ----------
(Address of Principal Executive Offices)                     (Zip Code)


     The Registrant's telephone number, including area code: (202) 624-7500








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Item 7.           Financial Statements and Exhibits.
-------           ----------------------------------

Exhibit
Number                     Exhibit
-------                    -------

5 Opinion of Hogan & Hartson L.L.P., which is being filed pursuant to Regulation 601(b)(5) as an exhibit to the Registrant's registration statement on Form S-3, file no. 333-04519, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement.


                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  January 31, 1997                         CARRAMERICA  REALTY CORPORATION



                                                By:      /s/ Brian K. Fields
                                                  ---------------------------
                                                         Brian K. Fields
                                                         Chief Financial Officer